SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): August 18, 1995
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                                                      (August 18, 1995)


                       Ames Department Stores, Inc.
          ------------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)

                                  Delaware
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              (State Or Other Jurisdiction Of Incorporation)

                1-5380                               04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)

    2418 Main Street; Rocky Hill, Connecticut       06067-0801
    -----------------------------------------       ----------
    (Address Of Principal Executive Offices)        (Zip Code)

                               (203) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
       -------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)



                          Exhibit Index on Page 4

                     Page 1 of 8 (Including Exhibits)

Item 5:   OTHER EVENTS

             Beginning on August 18, 1995, the Company will distribute, to its banks and other lenders, principal trade vendors and factors, summaries of its revised financial plan (referred to herein as the "Revised Plan") for the fiscal year ending January 27, 1996
          ("Fiscal 1995").  The Revised Plan is attached hereto as Exhibit
          20 and is incorporated by reference herein.   The Revised Plan
          supersedes, in its entirety, the summary financial plan for Fiscal 1995 filed on Form 8-K dated February 16, 1995. The changes contained in the Revised Plan represent a recalendarization of sales and gross margin during the second half of Fiscal 1995.
          THE NET EFFECT OF THE  ADJUSTMENTS RESULT IN NO
          CHANGE TO THE PROJECTED ANNUAL SALES AND NET INCOME AS
          PRESENTED IN THE FORM 8-K DATED FEBRUARY 16, 1995.
          The Revised Plan does not contain any updates to the original projections for the actual year-to-date sales, gross margin and other normal operating results incurred.

             The Company is distributing the Revised Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Revised Plan should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 28, 1995 and the Company's Form 10-Q for the first quarter ended April 29, 1995. The Revised Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly reporting the Revised Plan and expects to continue reporting its monthly results during Fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and may cease making such disclosures and updates at any time.
          Moreover, the Company does not believe that it is obligated to update the Revised Plan to reflect subsequent events or developments.

             The Revised Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan is based upon a variety of assumptions thatmay not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Consequently, the Revised Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Revised Plan.


Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit:  20    Fiscal 1995 Revised Summary Financial Plan

                         INDEX TO EXHIBITS








     Exhibit No.            Exhibit                     Page No.
     -----------            -------                     --------


        20            Fiscal 1995 Revised Summary          6
                      Financial Plan.

                             SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMES DEPARTMENT STORES, INC.
                                    ----------------------------
                                         Registrant




Dated:  August 17, 1995             By: /s/ Joseph R. Ettore
                                    -----------------------------
                                       Joseph R. Ettore
                                       President, Director, and
                                       Chief Executive Officer



Dated:  August 17, 1995             By: /s/ John F. Burtelow
                                    -----------------------------
                                       John F. Burtelow
                                       Executive Vice President,
                                       Chief Financial Officer



Dated:  August 17, 1995             By: /s/ William C. Najdecki
                                    -----------------------------
                                       William C. Najdecki
                                       Senior Vice President,
                                       Finance